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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
APOGEE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 23, 2004

To Our Stockholders:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Apogee Technology, Inc. (the "Company") to be held at 10:00 a.m. on Tuesday, May 25, 2004, at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026.

        The matters expected to be acted upon at this meeting are described in detail in the following notice of the 2004 Annual Meeting of Shareholders and Proxy Statement.

        We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting. Returning the proxy does not preclude your right to attend the meeting and to vote your shares in person.

        We look forward to seeing you at the meeting.

                      Sincerely,

                      Herbert M. Stein
                       President, Treasurer and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

APOGEE TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 25, 2004

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Apogee Technology, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 25, 2004 at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026 at 10:00 a.m. for the following purposes:

  1.
  To elect one Class III director to serve for a three-year term ending in 2007 and one Class II director to serve for a two-year term ending in 2006, or each to serve until a successor has been elected and qualified;

  2.
  To consider and act upon a proposal to ratify the appointment of Yohalem Gillman & Company LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004; and

  3.
  To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

        The Board of Directors has fixed the close of business on April 5, 2004 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

        All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Herbert M. Stein
                       President, Treasurer and Chief Executive Officer

Norwood, Massachusetts
April 23, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

APOGEE TECHNOLOGY, INC.
129 Morgan Drive, Norwood, Massachusetts 02062
(781) 551-9450

PROXY STATEMENT
FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
May 25, 2004

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Apogee Technology, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026 on Tuesday, May 25, 2004 at 10:00 a.m., and any adjournments thereof (the "Meeting").

        Where a Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director named herein and FOR the ratification of the appointment of Yohalem Gillman & Company LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $0.01 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Meeting for purposes of determining whether a quorum exists.

        The affirmative vote of the holders of a plurality of the shares of Common Stock entitled to vote at the Meeting is required for the approval of Proposal 1, the election of two directors. Withholding authority to vote for the nominees for the two directors will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Meeting is required for the approval of Proposal 2, the ratification of the Company's independent public accountants. With respect to the tabulation of votes on this matter, abstentions and broker non-votes will have no effect on the vote.

        If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the proposal relating to the ratification of auditors, broker non-votes are not deemed to be present and represented and entitled to vote, and therefore will have no effect on the outcome of the vote.

Record Date and Other Information

        The close of business on April 5, 2004 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 5, 2004 the Company had 11,353,890 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

        This Proxy Statement and the accompanying proxy are being mailed on or about April 23, 2004 to all Stockholders entitled to notice of and to vote at the Meeting.

        The Annual Report to Stockholders for the fiscal year ended December 31, 2003 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

SHARE OWNERSHIP

        The following table sets forth certain information as of March 15, 2004 concerning the ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 9 hereof, and all current directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name and Address**
	Number		Percent
Herbert M. Stein 71 Fairlee Road, Waban, MA 02468	2,183,134	(2)	19.24%
H.M. Stein Associates c/o Herbert M. Stein 71 Fairlee Road, Waban, MA 02468	1,466,334	(3)	12.92%
David Spiegel 600 Mountain Street, Sharon, MA 02067	1,943,850	(4)	17.13%
Sheryl B. Stein 150 East 57th Street, New York, NY 10022	812,470	(5)	7.16%
Leo Spiegel 30 Ashcroft Road, Sharon, MA 02067	783,636		6.91%
North American Management Ten Post Office Square, Suite 300, Boston, MA 02109	588,904	(6)	5.18%
Alan W. Tuck	237,000	(7)	2.09%
David B. Meyers	141,000	(8)	1.24%
Andrew A. Adrian	109,000	(9)	*
All executive officers and directors as a group (6 persons)	4,266,240	(10)	34.64%

*
Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

**
Addresses are given for beneficial owners of more than 5% of the Company's outstanding stock only.

(1)
The number of shares of Common Stock issued and outstanding on March 15, 2004 was 11,347,110. The calculation of percentage ownership of each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on March 15, 2004, plus shares of Common Stock subject to options and/or warrants held by such person at March 15, 2004 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2)
Includes 75,400 shares of Common Stock owned directly by Mr. Stein, 470,000 shares of Common Stock which may be purchased by Mr. Stein upon the exercise of fully vested options, 60,000 shares of Common Stock which may be purchased within 60 days of March 15, 2004 upon exercise of stock options, 111,400 shares of Common Stock owned by Mr. Stein's wife, and 1,469,334 shares of Common Stock owned by H.M. Stein Associates ("HMSA"). Mr. Stein has sole voting and investment power with respect to all of the shares owned by HMSA, but disclaims beneficial ownership of 91% of such shares.

(3)
Mr. Stein has sole voting and investment power with respect to these shares, but disclaims beneficial ownership of 91% of such shares.

(4)
Includes 1,671,232 shares of Common Stock owned directly by Mr. Spiegel, 120,000 shares of Common Stock which may be purchased by Mr. Spiegel upon exercise of fully vested options, 200 shares of Common Stock owned by Mr. Spiegel's wife, 400 shares of Common Stock owned by Mr. Spiegel's wife as custodian for two minor children and 69,318 shares of Common Stock owned by Mr. Spiegel's son. Includes 82,700 shares of Common Stock owned by The Spiegel Family Limited Partnership. Mr. Spiegel has sole voting and investment power with respect to these shares, but disclaims beneficial ownership of 68% of such shares. Mr. Spiegel's term as a Director will conclude as of the date of the Annual Meeting.

(5)
Includes 260,400 shares of Common Stock owned directly by Ms. Stein, 24,000 shares of Common Stock which may be purchased by Ms. Stein upon exercise of fully vested options, and 8,000 shares of Common Stock which may be purchased within 60 days of March 15, 2004 upon exercise of fully vested stock options. Includes 19,400 shares of Common Stock owned by H.M. Stein & Co. and 500,670 shares of Common Stock owned by HM Stein Associates.

(6)
North American is an investment adviser and is thus considered, under Securities and Exchange Commission ("SEC") rules, to be a "beneficial owner." An investment adviser need not have any pecuniary interest to be considered a beneficial owner. Under common forms for discretionary account agreements between investment adviser and client, an investment adviser is vested with authority to dispose of shares.

(7)
Includes 127,000 shares of Common Stock owned directly by Mr. Tuck, 28,000 shares of Common Stock which may be purchased by Mr. Tuck upon exercise of fully vested options, 8,000 shares of Common Stock which may be purchased within 60 days of March 15, 2004 upon exercise of fully vested stock options, 60,000 shares owned by Mr. Tuck's wife and 14,000 shares held in a trust for Mr. Tuck's brother of which Mr. Tuck disclaims beneficial ownership.

(8)
Includes 127,000 shares of Common Stock which may be purchased by Mr. Meyers upon exercise of fully vested options and 14,000 shares of Common Stock which may be purchased within 60 days of March 15, 2004 upon the exercise of stock options.

(9)
Includes 99,000 shares of Common Stock which may be purchased by Mr. Adrian upon exercise of fully vested options and 10,000 shares of Common Stock which may be purchased within 60 days of March 15, 2004 upon the exercise of stock options.

(10)
Includes 908,000 shares of Common Stock which may be purchased upon exercise of fully vested options and 60,000 shares of Common Stock which may be purchased within 60 days of March 15, 2004 upon the exercise of stock options.

MANAGEMENT

        The Company's Certificate of Incorporation, as amended, and Restated By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Certificate of Incorporation, as amended, and Restated Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors is currently fixed at a minimum of four (4) and a maximum of nine (9). There are currently five members on the Board of Directors; David Spiegel's term as a Director will conclude as of the date of the Annual Meeting. Pursuant to the Company's Certificate of Incorporation, as amended, and Restated Bylaws, the Board of Directors, on February 11, 2004, voted to nominate Herbert M. Stein as Class III Directors for a three-year term and Arthur S. Reynolds as a Class II Director for a two-year term.

        The names of the Company's current directors and certain information about them are set forth below:

Name	Age	Position with the Company
Herbert M. Stein	76	President, Treasurer, Chief Executive Officer and Chairman of the Board
Arthur S. Reynolds	60	Director
Sheryl B. Stein	49	Director
Alan W. Tuck	55	Director

        Mr. Herbert M. Stein has served as the Company's President and Chief Executive Officer since January 2001 and as Treasurer since 2003. Mr. Stein has been a Director of the Company since 1996 and has been Chairman of the Board since January 2000. Mr. Stein was Chairman of the Board of Directors of Organogenesis Inc. from 1991 through 1999 and was Chief Executive Officer of Organogenesis from 1987 through 1999. Mr. Stein is the father of Sheryl B. Stein.

        Mr. Arthur S. Reynolds has served as a Director since November 2003. Mr. Reynolds is the Founder of Rexon Limited of London and New York where, since 1999, he has served as Managing Director. Mr. Reynolds was Founder, Co-owner and Managing Partner of London-based Value Management & Research (UK) Limited from 1997 to 1999. In addition, Mr. Reynolds held executive positions at Merrill Lynch International Bank Limited (1978-1982), Banque de la Societe Financiere Europeene (1977-1978), J.P. Morgan & Company (1971-1977) and Mobil Corporation (1967-1971).

        Ms. Sheryl B. Stein has served as a Director of the Company since August 2000. Since January 1993, Ms. Stein has been employed at Bedford Group, Inc. where she currently serves as Co-Chief Executive Officer. Ms. Stein is the daughter of Herbert M. Stein.

        Mr. Alan W. Tuck has served as a Director of the Company since 1998. He was Chief Strategic Officer of Organogenesis Inc. from September 1997 to July 2000, and, at various times from August 1996 to June 1998, was Strategic Advisor to Dyax Corp., Executive Vice President and Chief Strategic Officer of Biocode, Inc., and Chief Strategic Officer of ImmuLogic Pharmaceutical Corporation. Mr. Tuck was President and Chief Executive Officer of T Cell Sciences, Inc. from February 1992 to May 1996. He is currently a Director of GTC Biotherapeutics, Inc. and a Partner at the Bridgespan Group, a non-profit consulting company.

Board Meetings and Committees of the Board of Directors

        Meeting Attendance.    During the fiscal year ended December 31, 2003 there were four meetings of the Board of Directors. In addition, from time to time, the members of the Board of Directors acted by unanimous written consent pursuant to Delaware law. The Board of Directors has four standing committees: the audit committee, the compensation committee, the nominating committee, and executive committee. Each of the directors attended all of the meetings of the Board and Board Committees (of which he or she was a member) held during the last fiscal year.

        Audit Committee.    The Audit Committee is currently comprised of Messrs. Alan W. Tuck and Arthur S. Reynolds, each of whom is independent in accordance with the applicable rules promulgated by the SEC and The American Stock Exchange Listing Standards. The Audit Committee selects and retains the independent auditors to audit the Company's financial statements, approves the terms of the engagement of the independent auditor and reviews and approves all fees charged for audits and for any non-audit projects. The Board of Directors has adopted a revised written charter for the Audit Committee, a copy of which is attached to this Proxy Statement and posted on the Company's website at: http://www.apogeeddx.com. The Board of Directors has concluded that Mr. Reynolds meets the definition of an Audit Committee Financial Expert as such term is used in the rules and regulations of the SEC. The Audit Committee's responsibilities also include: overseeing the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditors qualifications and independence, the performance of the Company's internal and independent auditors and other such matters as may be assigned by the Board of Directors. During the fiscal year ended December 31, 2003, the Audit Committee held four meetings. Please see the report of the Audit Committee set forth elsewhere in this Proxy Statement.

        Compensation Committee.    The Compensation Committee was formed by the Board of Directors in August 2001. It is currently comprised of Messrs. Alan W. Tuck and Arthur S. Reynolds, each of whom qualifies as an independent director under the rules of The American Stock Exchange Listing Standards. The Compensation Committee reviews and determines salaries, equity grants and incentive compensation of the chief executive officer and other executive officers and is responsible for performing the other related responsibilities set forth in its Duties and Responsibilities. During the fiscal year ended December 31, 2003, the Compensation Committee held two meetings.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee was formed by the Board of Directors in February 2004. It is currently comprised of Messrs. Alan W. Tuck and Arthur S. Reynolds, each of whom is independent in accordance with the applicable American Stock Exchange Listing Standards. The Nominating and Corporate Governance Committee selects and recommends individuals to be presented to the shareholders of the Company for election or re-election to the Board or Directors, oversees the evaluation of the Board of Directors and Company management, monitors corporate governance principles, practices and guidelines for the Board of Directors and the Company and is responsible for performing other responsibilities as set forth in its written charter, a copy of which is attached as Annex II and posted on the Company's website at: http://www.apogeeddx.com.

Director Nominations and Qualifications

        The Company's By-Laws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Company's Board of Directors at the annual meeting of stockholders. To date, no recommendations have been received from stockholders requesting that the nominating and corporate governance committee, or prior to the establishment of the committee in February 2004, the board, consider a candidate for inclusion as a nominee to be presented at the annual meeting of stockholders. The nominating and corporate governance committee will consider qualified candidates for director suggested by a stockholder. Stockholders can suggest qualified candidates for director by writing to our corporate secretary at 129 Morgan Drive, Norwood, Massachusetts 02062. Submissions received that meet the criteria set forth below will be forwarded to the chairman of the nominating and corporate governance committee for further review and consideration. To be considered for presentation at the 2005 Annual Meeting of Stockholders, nominations must be received no later than March 26, 2005, and no earlier than February 25, 2005. Nominations not received during that time frame will not be voted on at the Annual Meeting. If a nomination is received during that time frame, the proxies that the nominating and corporate governance committee solicits for the meeting may still exercise discretionary voting authority on the nomination under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

        In evaluating director nominees, the nominating and corporate governance committee considers the following factors:

  •
  business-related knowledge, skills and experience of the nominee;

  •
  experience with corporate governance matters and compliance obligations of a public company, including experience with disclosure and accounting rules and practices;

  •
  integrity of the nominee;

  •
  mix of talent and experience and diversity of the directors as a group;

  •
  other professional and business commitments of the nominee, including the number of other boards on which the nominee serves, including public and private boards;

  •
  other factors as may be deemed to be in the best interests of the Company and its Stockholders.

        Mr. Reynolds, the new nominee of the Company's Board of Directors, was nominated by the Chief Executive Officer as a non-management director. The Company did not receive any stockholder recommendations for director nominees to be considered by the Nominating and Corporate Governance Committee, or before its inception by the Board of Directors, for the 2004 Annual Meeting.

Stockholder Communications with the Board

        Any Stockholder may contact the Chairman of the Board or other members of the Board of Directors by sending an email to the following address: bod@apogeeddx.com. Alternatively, a stockholder can contact the Chairman of the Board or the other members of the Board of Directors by writing to: Board of Directors, c/o Compliance Officer, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts 02062. All communications received either electronically or in writing will be distributed to the Chairman of the Board or the other members of the Board deemed appropriate depending on the facts and circumstances outlined in the communication received.

        The Board of Directors currently does not have a policy regarding attendance by directors at the Company's annual meeting of Stockholders; however, it schedules a meeting of the Board of Directors on the same date as the annual stockholders meeting. All of the directors attended the annual stockholders meeting in 2003.

Director Independence

        The Board of Directors has determined that Messrs. Tuck and Reynolds are independent in accordance with applicable American Stock Exchange Listing Standards. Mr. Stein is not considered independent because he is currently serving as the President, Treasurer and Chief Executive Officer. Ms. Stein is not considered independent because she is the daughter of Mr. Stein, the Company's President, Treasurer and Chief Executive Officer.

Code of Conduct and Ethics

        The Company adopted a code of ethics that applies to its accounting and financial employees, including the Chief Executive Officer and Chief Financial Officer. This code of ethics, which is included as part of the Company's Code of Conduct and Ethics, applies also to the Company's employees and directors and is posted on the Company's website at: http://www.apogeeddx.com.

Director Compensation

        It is the Company's policy not to pay cash compensation to members of the Board for attendance at Board meetings. The Company does reimburse Directors for travel expenses directly related to attendance at Board meetings.

        Directors are eligible to participate in the Company's 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"). Options granted under the Plan to non-employee directors vest over a five year period beginning after one year of service from the date of grant. Options to purchase 20,000 shares of the Company's Common Stock, at an exercise price of $4.325 per share, vesting over five years, were granted under the Plan during Fiscal 2003 to each of Sheryl B. Stein and Alan W. Tuck. In addition, options to purchase 20,000 shares of the Company's Common Stock, at an exercise price of $12.15 per share, vesting over five years, were granted under the Plan during Fiscal 2003 to Arthur S. Reynolds. Options granted during fiscal 2003 to Herbert M. Stein are reported under "Executive Compensation—Option Grants in Last Fiscal Year."

Executive Officers

        The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position with the Company
David B. Meyers	44	Chief Operating Officer
Andrew A. Adrian	40	Vice President of Engineering

        Mr. David B. Meyers was appointed the Company's Chief Operating Officer in February 2001. From January 2000 until February 2001 he was the Company's Vice President of Business Development. Prior to joining the Company in 1996, Mr. Meyers was a principal engineer with Arinc Research Corporation and held various engineering and research positions at Northrop Grumman Corporation and Rockwell International.

        Mr. Andrew A. Adrian has served as the Company's Vice President of Engineering since August 2001. From 1995 to 2001 he was a principal engineer for the Company. Prior to joining the Company in 1995, Mr. Adrian was a design engineer with Northrop Grumman.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth all compensation paid to our executive officers whose compensation exceeded $100,000 during the year ended December 31, 2003.

Long-Term Compensation
Annual Compensation
Name and Position						Securities Underlying Options
	Year		Salary		Bonus
Herbert M. Stein, Chief Executive Officer	2003 2002 2001		$ $ $	260,000 195,000 195,000	-0- -0- -0-	1,070,000 385,000 335,000
David B. Meyers, Chief Operating Officer	2003 2002 2001		$ $ $	155,000 145,000 125,000	-0- -0- -0-	229,000 92,500 67,500
Andrew A. Adrian, Vice President, Engineering	2003 2002 2001	(1)	$ $	125,000 115,000 —	-0- -0- —	169,000 76,000 —

(1)
Mr. Adrian's compensation did not exceed $100,000 during fiscal 2001.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2003, on a post split basis, to each of the executive officers named in the Summary Compensation Table. The percentage of total options granted to the Company's employees and directors in the last fiscal year is based on options granted to purchase an aggregate of 898,300 shares of Common Stock during fiscal 2003 on a post split basis.

        The exercise prices are based on the closing price of the Common Stock on the date of grant adjusted to reflect the 2 for 1 stock split.

        The amounts shown as "Potential Realizable Value" represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the future price of the Company's Common Stock.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2003
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Herbert M. Stein	100,000	11.13%	$2.71	01/21/13	$170,430	$431,904
Herbert M. Stein	200,000	22.26%	$4.08	03/27/13	$513,178	$1,300,494
David B. Meyers	50,000	5.57%	$4.33	03/18/13	$135,998	$344,647
Andrew A. Adrian	35,000	3.90%	$4.33	03/18/13	$95,199	$241,253

YEAR-END OPTION VALUES

        The following table provides information regarding the value of both exercisable and unexercisable stock options, on a post split basis, held by the named executive officers as of December 31, 2003 and the value of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End		Value of the Unexercised In-The-Money Options/SARs at Fiscal Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Herbert M. Stein	430,000	640,000	$3,007,300	$4,358,000
David B. Meyers	110,000	119,000	$1,107,220	$801,230
Andrew A. Adrian	88,000	81,000	$911,490	$550,035

(1)
The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $11.75, the closing bid price per share of the Company's Common Stock as quoted on the American Stock Exchange on December 31, 2003.

Equity Compensation Plan Information

        The table below provides certain aggregate information, on a post split basis, with respect to the Company's 1997 Employee, Director and Consultant Stock Option Plan in effect as of December 31, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Security Holders (1)	2,787,600	$4.51	999,500
Equity Compensation Plans not Approved by Security Holders	None	N/A	N/A
Total	2,787,600	$4.51	999,500

(1)
This plan consists of the 1997 Employee, Director and Consultant Stock Option Plan initially approved by the Company's stockholders in 1997.

AUDIT COMMITTEE REPORT

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        The Audit Committee of the Board of Directors has furnished the following report on Audit Committee matters:

        The Audit Committee of the Board of Directors oversees all aspects of the Company's financial accounting, audit and reporting function, including the disclosure controls and procedures and internal controls and procedures relating thereto, monitors the adequacy of the Company's financial and accounting reporting practices, and appoints and evaluates the independence and performance of the independent auditors. In addition, the Audit Committee approves all audit services to be provided by any independent auditing firm, as well as all audit and non-audit services provided by the independent auditors. The Audit Committee provides the Board of Directors additional information and material necessary to make the Board aware of any significant financial, accounting and internal control matters that require the attention of the Board.

        The role and responsibilities of the Audit Committee are set forth in the revised written Charter adopted by the Board, a copy of which is attached as Annex I to this Proxy Statement. Under this charter, the Audit Committee must consist of at least two directors and each must be "independent" as defined by the rules of The American Stock Exchange Listing Standards. The current members of the committee are: Mr. Alan W. Tuck and Mr. Arthur S. Reynolds, both of whom are independent as defined by such rules.

        Apogee's financial and senior management are responsible for the Company's financial reporting process and systems of internal controls. The Company's independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issue reports on these consolidated financial statements. The Audit Committee is responsible for overseeing these processes.

        As part of its oversight of the Company's financial statements, the Committee reviews and discusses with both management of the Company and the Company's independent auditors all annual financial statements and quarterly operating results prior to their issuance. During fiscal 2003, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with the Company's outside auditors' matters relating to its independence, including a review of the audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        Based upon the Audit Committee's reviews and discussions with management and the independent public accountants, the undersigned Committee members recommended to the Board of Directors to approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Alan W. Tuck
Arthur S. Reynolds

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on its review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that a Form 3 report and a Form 4 report, reporting one transaction, were filed late on behalf of Arthur S. Reynolds.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In April 1997, the Company moved its principal executive offices to a facility owned by Mr. David Spiegel, a Director of the Company, whose term is concluding at the Annual Meeting. On October 1, 2001 the Company signed a 24-month lease, expiring September 30, 2003. On October 1, 2003, the Company signed a 12-month lease extension. The Company rents the facility for $4,400 per month effective October 1, 2001. Rent paid during 2003, 2002 and 2001 amounted to $151,200 in the aggregate. The Company believes that amounts paid pursuant to this lease are below market value.

        In December 2001, the Company entered into an employment agreement with Herbert M. Stein pursuant to which Mr. Stein shall serve as the Company's Chief Executive Officer and President, as well as Chairman of the Board of Directors, subject to the rights of the shareholders of the Company to elect the Company's directors. The employment agreement is for an initial term ending on January 1, 2004 and is to be automatically extended for additional two-year periods unless terminated by either party no later than October 1 of the preceding year. Mr. Stein is entitled to an annual base salary, effective January 1, 2004, of $295,000 which may be increased at the discretion of the Company's Board of Directors, and annual bonuses as determined by the Company's Board of Directors. Upon a change of control of the Company, as defined in the agreement, all stock options held by Mr. Stein shall become fully vested. The Company may terminate the employment agreement with or without Cause, as defined in the agreement. In the event of Mr. Stein's death or disability, the agreement provides that he (or his estate) shall be entitled to accrued salary through the date of termination, any bonus the Board of Directors has determined appropriate, and any proceeds or other benefits from insurance policies or other benefit plans to which he (or his estate) would be entitled. In the event that Mr. Stein's employment is terminated for Cause, he shall only be entitled to accrued salary through the date of termination. In the event that Mr. Stein is terminated without Cause, he shall be entitled to accrued salary through the date of termination, continued base salary payments for the greater of 24 months or the remainder of the term of the agreement, continued medical plan benefits for 24 months following the date of termination, and an amount equal to the highest bonus he has previously received under the agreement, prorated to the date of termination. In the event that Mr. Stein voluntarily terminates his employment, he shall be entitled to accrued salary through the date of termination and an amount equal to the highest bonus he has previously received under the agreement, prorated to the date of termination.

MATTERS TO BE BROUGHT BEFORE THE MEETING
PROPOSAL ONE
ELECTION OF DIRECTORS

        The Company's Restated By-Laws provide for a classified Board of Directors. At each annual meeting of Stockholders, directors are elected to succeed those directors whose terms are expiring.

        The Board of Directors has voted to nominate Herbert M. Stein as a Class III director for election at the Meeting for a term of three years to serve until the 2007 Annual Meeting of Stockholders and Arthur S. Reynolds as a Class II director for election at the Meeting for a term of two years to serve until the 2006 Annual Meeting of Stockholders or and until their successors are elected and qualified. The nominees will be elected by a plurality of the shares present and voting at the Meeting.

        Unless authority to vote for the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that these nominees will be unable or unwilling to serve.

        The nominees, their ages, the year in which each began serving as a director, and their business experience is set forth above on page 4 of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF HERBERT M. STEIN AND ARTHUR S. REYNOLDS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TWO
INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed Yohalem Gillman & Company LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2004. The Board proposes that the Stockholders ratify this appointment. Yohalem Gillman & Company LLP audited the Company's financial statements for the fiscal year ended December 31, 2003. The Company expects that representatives of Yohalem Gillman & Company LLP will be present at the Meeting via teleconference, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

        The following table presents fees for professional audit services rendered by Yohalem Gillman & Company for the audit of the Company's annual financial statements for the years ended December 31,

2003 and December 31, 2002, and fees billed for other services rendered by Yohalem Gillman & Company LLP during those periods.

	2003	2002
Audit fees:(1)	$85,000	$60,000
Audit related fees:(2)	-0-	-0-
Tax fees:(3)	5,000	5,000
All other fees:(4)	-0-	-0-
Total	$90,000	$65,000

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)
The Company incurred no fees in this category during fiscal year 2003 or fiscal year 2002.

(3)
Tax fees consist principally of assistance with matters related to tax compliance and reporting.

(4)
The Company incurred no fees in this category during fiscal year 2003 or fiscal year 2002.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3. Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        In the event that ratification of the appointment of Yohalem Gillman & Company LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider the appointment.

        The affirmative vote of a majority of the shares voted at the Meeting is required to ratify the appointment of the independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF YOHALEM GILLMAN & COMPANY LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER BUSINESS

        As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the judgment of the proxy holder.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

        To be considered for inclusion in our proxy statement relating to the 2005 Annual Meeting of Stockholders, stockholder proposals must be received no later than December 27, 2004. To be considered for presentation at the 2005 Annual Meeting, although not included in our proxy statement, proposals must comply with the Company's Restated By-Laws and must be received no later than March 26, 2005, and no earlier than February 25, 2005. Proposals not received during that time frame will not be voted on at the Annual Meeting. If a proposal is received during that time frame, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of the Secretary, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts, 02062.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                      By order of the Board of Directors:

                      Herbert M. Stein
                       President, Treasurer and Chief Executive Officer

April 23, 2004

        The Company's Annual Report on Form 10-KSB (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company and which includes audited financial statements of the Company for the fiscal year ended December 31, 2003, is available to beneficial owners of the Company's Common Stock without charge upon written request to: Investor Relations, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts 02062.

Annex I

APOGEE TECHNOLOGY, INC.
AUDIT COMMITTEE CHARTER
(as revised effective February 11, 2004)

I.     PURPOSE

        The Audit Committee shall provide assistance to the board of directors of the Corporation (the "Board") in fulfilling the Board's responsibility to the Corporation's shareholders relating to the Corporation's accounting, financial reporting practices, and the quality and integrity of its financial reports. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Corporation;

  •
  Oversee that management has established and maintained an independent relationship with its external auditor;

  •
  Oversee that management has established and maintained processes to assure that an adequate system of internal control of financial reporting is functioning within the Corporation; and

  •
  Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.    COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of the American Stock Exchange ("AMEX"); as such requirements may be changed from time to time.

        All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand fundamental financial statements at the time of their appointment to the Audit Committee. Furthermore, at least one member of the Audit Committee shall be financially sophisticated as defined by having experience in finance or accounting, professional certification in accounting, or any other comparable experience or background, such as being or having been a CEO or CFO or other senior officer with financial oversight responsibilities. The Corporation shall disclose, in its annual report, whether or not, and if not, the reasons therefore; the Audit Committee includes at least one Audit Committee Financial Expert, as defined by the Securities Exchange Act of 1934, as amended.

        The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.  MEETINGS

        The Audit Committee shall meet in executive session at least two times per year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet separately, at least annually, with management, the director of the internal auditing department and the independent auditor to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet separately with the independent auditor, and management quarterly to review the Corporation's financial statements in accordance with Section IV below.

IV.    RESPONSIBILITIES AND DUTIES

        The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, retention, compensation, evaluation, oversight and, if necessary, termination of the registered public accounting firm(s) employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1.
Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

2.
Review with management and the independent auditor the Corporation's annual financial statements and Form 10-KSB prior to the filing of the Form 10-KSB or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

3.
Review with management and the independent auditor each Form 10-QSB prior to its filing or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4.
Review with management and the independent auditor the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation's financial statements.

Independent Auditor

5.
Review the performance of the independent auditor and appoint or terminate the independent auditor. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent auditor is ultimately accountable to the Audit Committee for such auditor's review of the financial statements and controls of the

  Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditor.

6.
Approve in advance all audit services and all permitted non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate, to one or more designated members of the Audit Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings. Approval by the Audit Committee of a non-audit service to be performed by the independent auditor shall be disclosed to investors in the Corporation's periodic reports required by Section 13(a) of the Exchange Act.

7.
Oversee and ensure the independence of the auditor by:

•
receiving from, and reviewing and discussing with, the auditor, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

•
reviewing, and actively discussing with the Board, if necessary, and the auditor, on a periodic basis, any disclosed relationships or services between the auditor and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditor;

•
recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditor's independence; and

•
ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for more than five (5) consecutive fiscal years.

8.
Set clear hiring policies for employees or former employees of the Corporation's independent auditor.

Financial Reporting Process

9.
In consultation with the independent auditor and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the internal audit function.

10.
Consider and approve, if appropriate, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor, management, or the internal auditing department.

11.
Ensure that there exist regular systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

12.
Regularly review any significant disagreements among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

13.
Ensure and oversee timely reports from the independent auditor to the Audit Committee of (i) all critical accounting policies and practices; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/General

14.
Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

15.
Report through its Chair to the Board following meetings of the Audit Committee.

16.
Maintain minutes or other records of meetings and activities of the Audit Committee.

17.
Review and approve, prior to the Corporation's entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

18.
When deemed necessary by the members of the Audit Committee, retain independent legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

19.
Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

20.
Perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.     COMPENSATION

21.
Audit Committee members shall be compensated by the Corporation solely in the form of Non Qualified Stock Options. Audit Committee members may, however, receive a greater number of options than those received for Board service by other Board members, in light of their heightened responsibilities to the Corporation.

Annex II

APOGEE TECHNOLOGY, INC.
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.     PURPOSE

        The Nominating and Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board"): (1) to assist the Board by identifying qualified candidates for director, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to lead the Board in its annual review of the Board's performance; (3) to recommend to the Board director nominees for each Board Committee; (4) to oversee the annual process of evaluation of the performance of the Company's management; and (5) to develop and recommend to the Board corporate governance guidelines applicable to the Company.

        To assist in carrying out its duties, the Committee shall have sole authority to retain and terminate any search firm to be used to identify candidates to serve as a director, including sole authority to approve the search firm's fees and other retention terms. In addition, the Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

II.    COMPOSITION

        The Committee shall be comprised of no fewer than two members. All members of the Committee shall meet the independence requirements of the American Stock Exchange.

        Committee members shall be elected by the Board and may be replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

        The Nominating and Governance Committee shall meet at least twice a year and at such other times as it deems necessary to carry out its responsibilities. The Chair of the Committee and/or the Board may call such meetings.

IV.    GOALS, RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Nominating and Governance Committee shall, among other things:

        Evaluate the current composition, organization and governance of the Board of Directors and its Committees, and make recommendations to the Board for approval.

        Determine desired Board member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired. Evaluate and propose nominees for election to the Board of Directors. At a minimum, nominees for service on the Board must be well-regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with the Company's business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors. In making such recommendations, the Committee will also consider such qualities as independence from the Company, as the definition of "independence" may be revised from time to time. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

        Administer the annual Board of Directors performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

        Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the slate of directors for election to the Board.

        Consider shareholder nominees for election to the Board. The Committee will consider such nominees using the same screening criteria as are applied to all other nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner, under the requirements of the Securities and Exchange Commission and the Company's By-laws, as they may be amended from time to time.

        As necessary in the Committee's judgment from time to time, retain and compensate third party search firms to assist in identifying or evaluating potential nominees to the Board.

        Evaluate and recommend termination of membership of individual directors in accordance with the Board of Directors' governance principles, for cause or for other appropriate reasons.

        Evaluate and consider matters relating to the qualifications of directors.

        Annually review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

        Oversee the annual process of performance evaluations of the Company's management.

        Oversee the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company.

        Oversee the implementation of a Code of Business Conduct and Ethics for all directors, executive officers and employees of the Company.

        Review and maintain oversight of matters relating to the independence of Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and the rules of the American Stock Exchange.

        Oversee and assess the effectiveness of the relationship between the Board and Company management.

        Form and delegate authority to subcommittees when appropriate.

        Make regular reports to the Board concerning its activities.

        Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

        Annually evaluate its own performance.

        Fulfill such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or the Chairman of the Board.

APOGEE TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2004

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 23, 2004 in connection with the 2004 Annual Meeting of Stockholders to be held at 10 a.m. Eastern Standard Time on May 25, 2004 at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026 and hereby appoints Herbert M. Stein and Alan W. Tuck, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Apogee Technology, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders, and at any adjournments of the Meeting, with all the powers the undersigned would have if personally present at the Meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

  This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of the two Directors and FOR Proposal 2.

  In their discretion the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

  1.
  Election of two Directors

    Proposal to elect Herbert M. Stein as a Class III director and Arthur S. Reynolds as a Class II Director of the Company.

Herbert M. Stein (three-year term)	☐ FOR	☐ WITHHOLD VOTE
Arthur S. Reynolds (two-year term)	☐ FOR	☐ WITHHOLD VOTE
  2.
  Proposal to ratify the appointment of Yohalem Gillman & Company LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN
☒
Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature:	Date
Signature:	Date

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

QuickLinks

APOGEE TECHNOLOGY, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held May 25, 2004
APOGEE TECHNOLOGY, INC. 129 Morgan Drive, Norwood, Massachusetts 02062 (781) 551-9450
PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS May 25, 2004
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